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                                                                   Exhibit 10.59


                           AMENDMENT NUMBER TWO TO THE
                         METLIFE AUXILIARY PENSION PLAN
               (As amended and restated effective January 1, 2008)

     The MetLife Auxiliary Pension Plan is hereby amended, except as expressly provided in any provision below, effective December 31, 2008, as follows:

1. Part I, Article 2, Section 2.2 (c) of the Plan is hereby amended effective January 1, 2008, to read as follows:

"(c) is listed on Appendix A attached hereto and updated from time to time by the Plan Administrator."

2. Part I Article 4, Section 4.3 of the Plan is hereby amended by adding a new subsection (c) to read as follows:

"(c) A Commissioned Employee who becomes a Participant in this Plan after attaining both age 60 and Benefit Eligibility will have benefits distributed to him/her as soon as administratively practicable after the October 1st of the year following the fifth anniversary of the date on which he/she commenced participation in this Plan."

The remaining paragraphs in Section 4.3 of the plan shall be re-designated accordingly.

3. Part I, Article 4, Section 4.7, the first paragraph of the Section, preceding subsection (a) is hereby amended as follows:

"Except as described in (a) through (e) immediately below, Grandfathered Benefits shall be payable in the same form(s) and at the same times as benefits are payable under the Retirement Plan. The specific provisions that govern payment and calculation of Grandfathered benefits can be found in Part II of this Plan."

4. Part I, Article 4A, Section 4A.3, the second paragraph is hereby amended to read as follows:

"A form requesting that Grandfathered Benefits under this Plan be paid in the form of an Alternative Distribution must be made in accordance with the requirements of this paragraph. The form must be submitted by the Participant to the Committee no later than the day before the Participant's Retirement date. For Participants who are separating from service with the Company or an Employer before they are Benefit Eligible, the form requesting an Alternative Distribution must be submitted by the Participant to the Committee no later than 12 months before the Distribution Date indicated on the election form. All requests must be in writing, signed by the Participant, and follow the format prescribed by the Committee. On the request form the Participant must also designate (i) the mode of payment requested and (ii) the Participant's Retirement or Distribution Date. A request form shall be deemed submitted by the Participant to the Committee on the day that such form is received by the Committee. Prior to the Participant's Retirement date, the request form can be revoked by the Participant. Any


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revocation must be in writing and comply with the procedures of the Committee. A request form submitted by the Participant shall become irrevocable and binding as to all elections and designations made by the Participant as of the Retirement date. In the event that a Participant's request form is not filed before his/her Retirement date, the Participant's Grandfathered Benefits will be paid in the same form as the benefits paid to the Participant under the Retirement Plan. For Participants who separate from service before they are Benefit Eligible, the request form shall become irrevocable and binding, as to all elections and designations, 12 months before the Distribution Date."

     IN WITNESS WHEREOF, the Company has caused this Amendment to be adopted in its name and behalf this 12th day of December, 2008, by its officer thereunto duly authorized.

                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By: /s/ Margery Brittain
                                            ------------------------------------
                                            Margery Brittain, Plan Administrator


ATTEST:


/s/ Bonita Haskins
-------------------------------------


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                                   Appendix A

             LIST OF ADDITIONAL INDIVIDUALS COVERED UNDER THIS PLAN
                              AS OF JANUARY 1, 2008

The following additional individuals are grandfathered as Participants under
Section 2.2 of this Plan:

     Anthony E. Amodeo
     Oliver N. Greeves
     Sibyl C. Jacobson
     Leonard S. Kasendorf
     William D. Kerrigan
     Alan E. Lazarescu
     Richard J. Leist
     Fred Magaletta
     John F. Rao
     Felix Schirripa
     Anthony F. Trani


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